UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2015

CENTURY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36491	68-0521411
(Commission File Number)	(I.R.S. Employer Identification Number)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 770-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On December 22, 2015, Century Communities, Inc., a Delaware corporation (the “Company”), entered into a Second Modification Agreement (the “Second Modification Agreement”) with Texas Capital Bank, National Association, as Administrative Agent, the lenders party thereto, and the subsidiary guarantors of the Company party thereto. The Second Modification Agreement modifies the Credit Agreement, dated as of October 21, 2014, among the Company, the lenders from time to time party thereto, and Texas Capital Bank, National Association, as Administrative Agent and L/C Issuer, as modified by the First Modification Agreement, dated as of July 31, 2015, by and among the Company, Texas Capital Bank, National Association, as Administrative Agent, the lenders party thereto, and the subsidiary guarantors of the Company party thereto (as modified, the “Credit Agreement”), which provided the Company with a revolving line of credit (the “Credit Facility”) of up to $200 million.

The Second Modification Agreement, among other things, (i) increases the Credit Facility from $200 million to $300 million, and (ii) admits Compass Bank, an Alabama Banking Corporation, and U.S. Bank National Association as new lenders under the Credit Facility.

The foregoing summary of the Second Modification Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Second Modification Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.	Other Events.

On December 23, 2015, the Company issued a press release announcing that it has increased the Credit Facility to $300 million, with an accordion feature allowing the Company to increase the borrowing capacity to $400 million, subject to certain approvals. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Second Modification Agreement, dated as of December 22, 2015, by and among the Company, Texas Capital Bank, National Association, as Administrative Agent, the lenders party thereto, and the subsidiary guarantors of the Company party thereto.

99.1	Press Release, dated December 23, 2015, announcing expansion of Credit Facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2015	CENTURY COMMUNITIES, INC.

	By:	/s/ David Messenger
David Messenger
Chief Financial Officer (principal financial officer and principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Modification Agreement, dated as of December 22, 2015, by and among the Company, Texas Capital Bank, National Association, as Administrative Agent, the lenders party thereto, and the subsidiary guarantors of the Company party thereto.

99.1	Press Release, dated December 23, 2015, announcing expansion of Credit Facility.